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                                                                    EXHIBIT 23.8

                               ENGINEER'S CONSENT

   We consent to the reference to our appraisal report for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.

                                        JOHN P. HUNTER & ASSOCIATES, LTD.

                                        /s/ John P. Hunter
                                        ---------------------------------------
                                          John P. Hunter

July 13, 1999